                                                                   Exhibit 99.1
                             LETTER OF TRANSMITTAL

                                  To Exchange

                       9.50% Series A Capital Securities

                                      of

                      First Commonwealth Capital Trust I

                          Pursuant to the Prospectus
                              dated        , 1999

                                      by

                      First Commonwealth Capital Trust I

 FIRST COMMONWEALTH CAPITAL TRUST I WILL ACCEPT ALL ORIGINAL CAPITAL SECURITIES (AS HEREINAFTER DEFINED) TENDERED AND NOT WITHDRAWN BEFORE 5:00
 P.M., NEW YORK CITY TIME, ON       , 1999, UNLESS EXTENDED (THE "EXPIRATION
 DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                            The Exchange Agent is:

                           The Chase Manhattan Bank

                                   By Hand:                By Facsimile:
   By Mail or Overnight
        Delivery:


                           The Chase Manhattan Bank      (212) 638-7380 or

                       Corporate Trust Securities Window   (212) 638-7381
 The Chase Manhattan Bank

                                55 Water Street
     Money Management              Room 234             To confirm receipt:
        Operations

                                North Building
     55 Water Street          New York, NY 10041           (212) 638-0828
         Room 234          Attention: Carlos Esteves
      North Building
    New York, NY 10041
Attention: Carlos Esteves

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned acknowledges receipt of the Prospectus dated       , 1999
(the "Prospectus"), of First Commonwealth Capital Trust I (the "Trust"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Trust's offer (the "Exchange Offer") to exchange up to $35,000,000 aggregate liquidation amount of its 9.50% Series B Capital Securities (the "Exchange Capital Securities") for a like aggregate liquidation amount of its outstanding 9.50% Series A Capital Securities (the "Original Capital Securities"). Holders may tender their Original Capital Securities in whole or in part in a liquidation amount of not less that $100,000 or any integral multiple of $1,000 liquidation amount in excess thereof, provided, however, that if any Original Capital Securities are tendered in exchange in part, the untendered liquidation amount must be $100,000 or any integral multiple of $1,000 in excess thereof. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

  The undersigned hereby tenders the Original Capital Securities described in the box entitled "Description of Original Capital Securities" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Original Capital Securities and the undersigned represents that it has received from each beneficial owner of Original Capital Securities ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

  This Letter of Transmittal is to be used only by a holder of Original Capital Securities (i) if certificates representing Original Capital Securities are to be forwarded herewith, or (ii) if delivery of Original Capital Securities is to be made by book-entry transfer to the exchange agent's account at The Depository Trust Company (the "Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Original Capital Securities." If delivery of the Original Capital Securities is to be made by book-entry transfer to the account maintained by the exchange agent (the "Exchange Agent") at the Depositary, this Letter of Transmittal need not be manually executed; provided, however, that tenders of the Original Capital Securities must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Original Capital Securities--Book-Entry Transfer."

  The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

  Any Beneficial Owner whose Original Capital Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Original Capital Securities promptly and instruct such registered holder of Original Capital Securities to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, before completing and executing this Letter of Transmittal and delivering its Original Capital Securities, either make appropriate arrangements to register ownership of the Original Capital Securities in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Original Capital Securities. The transfer of record ownership may take considerable time.

  To properly complete this Letter of Transmittal, a holder of Original Capital Securities must (i) complete the box entitled "Description of Original Capital Securities," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here," and (iv) complete the Substitute Form W-9. Each holder of Original Capital Securities should carefully read the detailed instructions below before completing the Letter of Transmittal.

  Holders of Original Capital Securities who desire to tender their Original Capital Securities for exchange and (i) whose Original Capital Securities are not immediately available, (ii) who cannot deliver their Original Capital Securities and all other documents required hereby to the Exchange Agent on or before the Expiration Date, or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Original Capital Securities pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Original Capital Securities--Guaranteed Delivery." See Instruction 2.

  Holders of Original Capital Securities who wish to tender their Original Capital Securities for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of Original Capital Securities" and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Original Capital Securities will have tendered for exchange all Original Capital Securities listed in column (3) below. If the holder of Original Capital Securities wishes to tender for exchange less than all of such Original Capital Securities, column (4) must be completed in full. In such case, such holder of Original Capital Securities should refer to Instruction 5.

                  DESCRIPTION OF ORIGINAL CAPITAL SECURITIES
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
                           (1)                                    (2)               (3)               (4)
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                                                                                               Principal Amount
                                                                                                   Tendered
                                                                                                 For Exchange
                                                                                                   (only if
                                                                                                   different
                                                                                                  amount from
                                                           Original Capital                       column (3))
                                                              Securities                          (must be at
   Name(s) and Address(es) of Registered Holder(s) of        Number(s)/1/                       least $100,000
Original Capital Securities, exactly as name(s) appear(s)   (Attach signed       Aggregate      and in integral
      on Original Capital Securities Certificate(s)             list if          Principal         multiples
               (Please fill in, if blank)                     necessary)          Amount         of $1,000)/2/
---------------------------------------------------------------------------------------------------------------

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
 1 Column (2) need not be completed by holders of Original Capital
   Securities tendering Original Capital Securities for exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.
 2 Column (4) need not be completed by holders of Original Capital
   Securities who wish to tender for exchange the principal amount of Original Capital Securities listed in Column (3). Completion of column
   (4) will indicate that the holder of Original Capital Securities wishes to tender for exchange only the principal amount of Original Capital Securities indicated in column (4).

[_]CHECK HERE IF TENDERED ORIGINAL CAPITAL SECURITIES ARE ENCLOSED HEREWITH.

[_]CHECK HERE IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED BY
   BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

    Name of Tendering Institution ___________________________________________

    Account Number __________________________________________________________

    VOI Number ______________________________________________________________

[_]CHECK HERE IF TENDERED ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED
   PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY): (See Instruction 2)

    Name of Registered Holder of Original Capital Securities ________________

    Date of Execution of Notice of Guaranteed Delivery ______________________

    Window Ticket Number (if available) _____________________________________

    Name of Institution that guaranteed delivery ____________________________

    Account Number (if delivered by book-entry transfer) DTC A/C # __________

                                         VOI # ________________________________

[_]CHECK HERE IF ORIGINAL CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

    Name of Tendering Institution __________________________________________

    Address: _______________________________________________________________

    Telephone (including area code): _______________________________________

    DTC Account Number _____________________________________________________

    VOI Number _____________________________________________________________

 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
    Instructions 1, 6, 7 and 8)             (See Instructions 1, 6, 7 and 8)

  To be completed ONLY (i) if the           To be completed ONLY if the Ex-
 Exchange Capital Securities is-           change Capital Securities issued
 sued in exchange for Original             in exchange for Original Capital
 Capital Securities, certificates          Securities or certificates for
 for Original Capital Securities           Original Capital Securities in a
 in a principal amount not ex-             principal amount not exchanged
 changed for Exchange Capital Se-          for Exchange Capital Securities
 curities or Original Capital Se-          or Original Capital Securities
 curities (if any) not tendered            (if any) not tendered for ex-
 for exchange, are to be issued in         change, are to be mailed or de-
 the name of someone other than            livered to someone other than the
 the undersigned, or (ii) if Orig-         undersigned, or to the under-
 inal Capital Securities tendered          signed at an address other than
 by book-entry transfer which are          the address shown below the
 not exchanged are to be returned          undersigned's signature.
 by credit to an account main-
 tained at the Depositary.                 Mail or delivered to:

 Issue to:                                 Name______________________________
                                                     (Please Print)
 Name _____________________________
           (Please Print)                  Address __________________________

 Address __________________________        __________________________________

 __________________________________        __________________________________

 __________________________________        __________________________________
                                                   (Include Zip Code)
 __________________________________
         (Include Zip Code)                __________________________________
                                             (Tax Identification or Social
 __________________________________                 Security Number)
   (Tax Identification or Social
          Security Number)

  Credit Original Capital Securi-
 ties not exchanged and delivered
 by book-entry transfer to the De-
 positary account set forth below:

 __________________________________
          (Account Number)


                              BENEFICIAL OWNER(S)
-------------------------------------------------------------------------------

       State of Principal Residence of Each       Principal Amount of Original Capital Securities
 Beneficial Owner of Original Capital Securities      Held for Account of Beneficial Owner(s)
-------------------------------------------------------------------------------------------------

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


  If delivery of Original Capital Securities is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Original Capital Securities must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Original Capital Securities--Book-Entry Transfer."

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Pursuant to the offer by First Commonwealth Capital Trust I (the "Trust"), upon the terms and subject to the conditions set forth in the Prospectus dated
    , 1999 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Trust's offer (the "Exchange Offer") to exchange up to $35,000,000 aggregate liquidation amount of its 9.50% Series B Capital Securities (the "Exchange Capital Securities") for a like aggregate liquidation amount of its outstanding 9.50% Series A Capital Securities (the "Original Capital Securities"), the undersigned hereby tenders to The Chase Manhattan Bank for exchange the Original Capital Securities indicated above.

  By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Original Capital Securities tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged to the Trust all right, title and interest in, to and under all of the Original Capital Securities tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Trust) of such holder of Original Capital Securities with respect to such Original Capital Securities, with full power of substitution to (i) deliver certificates representing such Original Capital Securities, or transfer ownership of such Original Capital Securities on the account books maintained by the Depositary (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Trust, (ii) present and deliver such Original Capital Securities for transfer on the books of the Trust, and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Original Capital Securities, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act as amended ("Rule 14e-4") equal to or greater than the principal amount of Original Capital Securities tendered hereby; (iii) the tender of such Original Capital Securities complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Original Capital Securities; and (v) that when such Original Capital Securities are accepted for exchange by the Trust, the Trust will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Trust to be necessary or desirable to complete the exchange, assignment and transfer of the Original Capital Securities tendered for exchange hereby.

  The undersigned hereby further represents to the Trust that (i) the Exchange Capital Securities to be acquired by the undersigned in exchange for the Original Capital Securities tendered hereby and any Beneficial Owner(s) of such Original Capital Securities in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) are not participating and do not intend to participate in the distribution of the Exchange Capital Securities, (iii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the Exchange Capital Securities, (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Capital Securities must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Capital Securities acquired by such person and cannot rely on the position of the staff of the SEC set forth in certain no-action letters, (v) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (vi) neither the undersigned nor any Beneficial Owner is an "affiliate" of the

Trust, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Capital Securities for its own account in exchange for Original Capital Securities that were acquired as a result of market making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Capital Securities received in respect of such Original Capital Securities pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  For purposes of the Exchange Offer, the Trust will be deemed to have accepted for exchange, and to have exchanged, validly tendered Original Capital Securities, if, as and when the Trust gives oral or written notice thereof to the Exchange Agent. Tenders of Original Capital Securities for exchange may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer--Withdrawal Rights" in the Prospectus. Any Original Capital Securities tendered by the undersigned and rejected for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

  The undersigned acknowledges that the Trust's acceptance of Original Capital Securities validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Original Capital Securities not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Original Capital Securities not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). If both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Capital Securities issued in exchange for the Original Capital Securities accepted for exchange in the name(s) of, and return any Original Capital Securities not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Trust has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Capital Securities from the name of the holder of Original Capital Securities thereof if the Trust rejects for exchange any of the Original Capital Securities so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Original Capital Securities.

  To validly tender Original Capital Securities for exchange, holders of Original Capital Securities must complete, execute, and deliver this Letter of Transmittal.

  Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Original Capital Securities is irrevocable.

                                   SIGN HERE
 X ___________________________________   X ___________________________________
                           (Signature(s) of Owner(s))
 Dated ______________________________, 1999

 Must be signed by the registered holder(s) of Original Capital Securities exactly as name(s) appear(s) on certificate(s) representing the Original Capital Securities or on a security position listing or by person(s) authorized to become registered Original Capital Securities holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

 Name(s)______________________________________________________________________
     ______________________________________________________________________
                                 (Please Print)

 Capacity (full title) _______________________________________________________

 Address______________________________________________________________________

     ______________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone No. ( ) _____________________________________________

 Tax Identification or Social Security Nos. __________________________________
                      Please complete Substitute Form W-9

                           GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

 Authorized Signature ________________________________________________________

 Dated _______________________________________________________________________

 Name and Title ______________________________________________________________
                                 (Please Print)

 Name of Firm ________________________________________________________________

 Address _____________________________________________________________________

 Telephone (including area code): ____________________________________________

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office or correspondence in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

  .The Securities Transfer Agents Medallion Program (STAMP);

  .The New York Stock Exchange Medallion Signature Program (MSP); or

  .The Stock Exchange Medallion Program (SEMP).

  Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Original Capital Securities tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) if such Original Capital Securities are tendered for the account of an Eligible Institution. In all other cases, all signatures must be guaranteed by an Eligible Institution.

  2. Delivery of this Letter of Transmittal and Original Capital Securities; Guaranteed Delivery Procedure. This Letter of Transmittal is to be completed by holders of Original Capital Securities (i) if certificates are to be forwarded herewith, or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Original Capital Securities." Certificates for all physically tendered Original Capital Securities or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal before 5:00 p.m., New York City time, on the Expiration Date. Holders of Original Capital Securities who elect to tender Original Capital Securities and (i) whose Original Capital Securities are not immediately available, (ii) who cannot deliver the Original Capital Securities or other required documents to the Exchange Agent before 5:00 p.m., New York City time on the Expiration Date, or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if (a) such tender is made by or through an Eligible Institution; and (b) before 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Original Capital Securities, the certificate numbers(s) of such Original Capital Securities and the principal amount of Original Capital Securities tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificates representing such Original Capital Securities (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered Original Capital Securities, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

  The method of delivery of Original Capital Securities, this letter of transmittal and all other required documents is at the election and risk of the tendering holder of Original Capital Securities. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Neither this letter of transmittal nor any Original Capital Securities should be sent to the Trust or The Chase Manhattan Bank.

  No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Capital Securities, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Original Capital Securities for exchange.

  3. Inadequate Space. If the space provided in the box entitled "Description of Original Capital Securities" above is inadequate, the certificate numbers and principal amounts of the Original Capital Securities being tendered should be listed on a separate signed schedule affixed hereto.

  4. Withdrawals. A tender of Original Capital Securities may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Original Capital Securities must (i) specify the name of the person who tendered the Original Capital Securities to be withdrawn (the "Depositor"), (ii) identify the Original Capital Securities to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Original Capital Securities), and (iii) be signed by the holder of Original Capital Securities in the same manner as the original signature on the Letter of Transmittal by which such Original Capital Securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Original Capital Securities into the name of the person withdrawing the tender. Withdrawals of tenders of Original Capital Securities may not be rescinded, and any Original Capital Securities withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Capital Securities will be issued with respect thereto unless the Original Capital Securities so withdrawn are validly retendered. Properly withdrawn Original Capital Securities may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Original Capital Securities" at any time before 5:00 p.m., New York City time, on the Expiration Date.

  5. Partial Tenders. (Not applicable to holders of Original Capital Securities who tender Original Capital Securities by book-entry transfer). Holders may tender their Original Capital Securities in whole or in part in a liquidation amount of not less that $100,000 or any integral multiple of $1,000 liquidation amount in excess thereof, provided, however, that if any Original Capital Securities are tendered in exchange in part, the untendered liquidation amount must be $100,000 or any integral multiple of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Original Capital Securities, fill in the principal amount of Original Capital Securities which are tendered for exchange in column (4) of the box entitled "Description of Original Capital Securities," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Original Capital Securities, will be sent to the holders of Original Capital Securities unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

  6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

  (a) The signature(s) of the holder of Original Capital Securities on this Letter of Transmittal must correspond with the name(s) as written on the face of the Original Capital Securities without alternation, enlargement or any change whatsoever.

  (b) If tendered Original Capital Securities are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  (c) If any tendered Original Capital Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

  (d) When this Letter of Transmittal is signed by the holder of the Original Capital Securities listed and transmitted hereby, no endorsements of Original Capital Securities or separate powers of attorney are required.

If, however, Original Capital Securities not tendered or rejected, are to be issued or returned in the name of a person other than the holder of Original Capital Securities, then the Original Capital Securities transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Trust, in either case signed exactly as the name(s) of the holder of Original Capital Securities appear(s) on the Original Capital Securities. Signatures on such Original Capital Securities or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  (e) If this Letter of Transmittal or Original Capital Securities or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Trust of their authority so to act must be submitted.

  (f) If this Letter of Transmittal is signed by a person other than the registered holder of Original Capital Securities listed, the Original Capital Securities must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Original Capital Securities appear(s) on the certificates. Signatures on such Original Capital Securities or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  7. Transfer Taxes. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the securities to be received upon exchange are to be issued to any person other than the holder of the Original Capital Securities tendered for exchange. The Trust will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Original Capital Securities for exchange and the Exchange Offer is not consummated, certificates representing the old notes will be returned to the holders at the Trust's expense.

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

  8. Special Issuance and Delivery Instructions. If the Exchange Capital Securities are to be issued, or if any Original Capital Securities not tendered for exchange are to be issued or sent to someone other than the holder of Original Capital Securities or to an address or other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Original Capital Securities tendering Original Capital Securities by book-entry transfer may request that Original Capital Securities rejected be credited to such account maintained at the Depositary as such holder of Original Capital Securities may designate.

  9. Irregularities. All questions as to the form of documents and the validity, eligibility (including time or receipt), acceptance and withdrawal of Original Capital Securities will be determined by the Trust, in its sole discretion, whose determination shall be final and binding. The Trust reserves the absolute right to reject any or all tenders for exchange of any particular Original Capital Securities that are not in proper form, or the acceptance of which would, in the opinion of the Trust or its counsel, be unlawful. The Trust reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Original Capital Securities. The Trust's interpretation of the term of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Trust shall determine. Neither the Trust, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Original Capital Securities tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Original Capital Securities will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Original Capital Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  10. Waiver of Conditions. The Trust reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer--Conditions to the Exchange Offer" in the Prospectus in the case of any Original Capital Securities tendered (except as otherwise provided in the Prospectus).

  11. Mutilated, Lost, Stolen or Destroyed Original Capital Securities. If a holder of Original Capital Securities desires to tender Original Capital Securities pursuant to the Exchange Offer, but any of such Original Capital Securities has been mutilated, lost, stolen or destroyed, such holder of Original Capital Securities should write to or telephone The Chase Manhattan Bank at the address listed below, concerning the procedures for obtaining replacement certificates for such Original Capital Securities, arranging for indemnification or any other matter that requires handling by The Chase Manhattan Bank:

                           The Chase Manhattan Bank
                                55 Water Street
                                   Room 234
                                North Building
                              New York, NY 10041
                           Attention: Carlos Esteves
                                (212) 638-0828

  12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

  IMPORTANT: This Letter of Transmittal (or a facsimile thereof, if applicable) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

                           IMPORTANT TAX INFORMATION

  Under current federal income tax law, a holder of Original Capital Securities whose tendered Original Capital Securities are accepted for exchange may be subject to backup withholding unless the holder provides the Trust (as payer), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Original Capital Securities is awaiting a TIN) and that
(A) the holder of Original Capital Securities has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Original Capital Securities that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Original Capital Securities is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Original Capital Securities may be subject to certain penalties imposed by the Internal Revenue Service.

  Certain holders of Original Capital Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Original Capital Securities should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

  If backup withholding applies, the Trust is required to withhold 31% of any payment made to the holder of Original Capital Securities or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The holder of Original Capital Securities is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Original Capital Securities. If the Original Capital Securities are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

               PAYER'S NAME: FIRST COMMONWEALTH CAPITAL TRUST I
-------------------------------------------------------------------------------
                        Part 1 -- PLEASE PROVIDE
                        YOUR TIN IN THE BOX AT
                        RIGHT AND CERTIFY BY
                        SIGNING AND DATING BELOW.


 SUBSTITUTE                                            ----------------------
 Form W-9                                              Social Security Number
                                                                 OR


                                                       ----------------------

 Department of the
 Treasury Internal                                     Employer Identification
 Revenue Service                                               Number
                       --------------------------------------------------------
                        Part 2 --

                        Certification Under penalties
                          of Perjury, I certify that:      Part 3 --
 Payer's Request for    (1) The number shown on this
 Taxpayer                   form is my current taxpayer    Awaiting
 Identification             identification number (or I    TIN       [_]
 Number (TIN)               am waiting for a number to
                            be issued to me) and
                        (2) I am not subject to backup
                            withholding either because
                            I have not been notified by
                            the Internal Revenue
                            Service (the "IRS") that I
                            am subject to backup
                            withholding as a result of
                            a failure to report all
                            interest or dividends, or
                            the IRS has notified me
                            that I am no longer subject
                            to backup withholding.
                       --------------------------------------------------------
                        Certificate instructions -- You must cross out item
                        (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding be-cause of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                        SIGNATURE ____________________  DATE _________________
                        NAME _________________________________________________
                        ADDRESS ______________________________________________
                        CITY ____________  STATE ___________ ZIP CODE ________


  NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
        WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
        CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

               PAYER'S NAME: FIRST COMMONWEALTH CAPITAL TRUST I

-------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number with sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

 -------------------------------------- --------------------------------------
 Signature                              Date

                       INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER
                                      OF
                      FIRST COMMONWEALTH CAPITAL TRUST I

                       9.50% Series A Capital Securities

  The undersigned hereby acknowledges receipt of the Prospectus dated       ,
1999 (the "Prospectus") of First Commonwealth Capital Trust I, a Delaware corporation (the "Trust") and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Trust's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

  This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 9.50% Series A Capital Securities (the "Original Capital Securities") held by you for the account of the undersigned.

  The aggregate face amount of the Original Capital Securities held by you for the account of the undersigned is (fill in amount):

    $       of the Original Capital Securities.

  With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

    [_]To TENDER the following Original Capital Securities held by your for the account of the undersigned (insert principal amount of Original Capital Securities to be tendered, if any):

      $       of the Original Capital Securities.

    [_]NOT to TENDER any Original Capital Securities held by you for the account of the undersigned.

  If the undersigned instructs you to tender the Original Capital Securities held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner of the Original Capital Securities, including but not limited to the representations that (i) the undersigned's
principal residence is in the state of (fill in state)           , (ii) the
undersigned is acquiring the 9.50% Series B Capital Securities (the "Exchange Capital Securities") in the ordinary course of business of the undersigned,
(iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of Exchange Capital Securities, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Capital Securities must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with any resale transaction of the Exchange Capital Securities acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer-- Resales of Exchange Capital Securities"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, if applicable, of Regulation S-K of the Commission, (vi) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Trust, (vii) if the undersigned is not a broker-dealer, that it is not engaged in, and does not intend to engage in, a distribution of Exchange Capital Securities, and (viii) if the undersigned is a broker-dealer that will receive Exchange Capital Securities for its own account in exchange for Original Capital Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Capital Securities received in respect of such Original Capital Securities pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Original Capital Securities.

                                   SIGN HERE

Name of Beneficial Owner(s): __________________________________________________

Signature(s): _________________________________________________________________

Name(s) (please print): _______________________________________________________

Address: ______________________________________________________________________

Telephone Number: _____________________________________________________________

Taxpayer Identification or Social Security Number: ____________________________

Date: _________________________________________________________________________